UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-21236

Dreyfus Stock Funds
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/2017

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

Dreyfus International Small Cap Fund

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus International Small Cap Fund

ANNUAL REPORT October 31, 2017

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus International Small Cap Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus International Small Cap Fund, covering the 12-month period from November 1, 2016 through October 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced mixed results over the past year in response to changing economic and political conditions. Financial markets at the start of the reporting period were dominated by the election of a new U.S. presidential administration. Equities and corporate-backed bonds surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies, but high-quality bonds generally lost value due to expectations of rising interest rates and accelerating inflation in a stronger economy. Despite a series of short-term interest-rate hikes, bonds recovered their previous losses over the first 10 months of 2017 when it became clearer that pro-growth legislation would take time and political capital to enact. U.S. and international stocks continued to rally as corporate earnings grew and global economic conditions improved.

The markets’ recent strong performance has been supported by solid underlying fundamentals. While we currently expect these favorable conditions to persist, we remain watchful for economic and political developments that could derail the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
November 15, 2017

DISCUSSION OF FUND PERFORMANCE

For the period from November 1, 2016 through October 31, 2017, as provided by portfolio managers Mark A. Bogar, James A. Lydotes, and Andrew Leger of The Boston Company Asset Management, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended October 31, 2017, Dreyfus International Small Cap Fund’s Class A shares produced a total return of 27.74%, Class C shares returned 26.88%, Class I shares returned 28.15%, and Class Y shares returned 28.10%.1 In comparison, the fund’s benchmark, the S&P Developed Ex-U.S. SmallCap Index (the “Index”), produced a total return of 26.36% for the same period.2

International small-cap equities produced robust gains during the reporting period in response to improving global economic fundamentals, rising corporate earnings, and favorable political developments. The fund outperformed its benchmark, primarily due to favorable stock selections in the Canadian, Australian, and French markets.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of small-cap foreign companies. The fund’s portfolio managers use a disciplined investment process that relies on a bottom-up investment approach using proprietary quantitative models and traditional qualitative analysis to identify attractive stocks. The portfolio managers seek to allocate country weights generally in accordance with the Index and use the sector weightings of the Index as a guide, but the fund’s country and sector weightings may vary from those of the Index. This investment process is designed to produce a diversified portfolio that has a below-average price/earnings ratio and an above-average earnings growth trend.

Improving Economic Trends Boosted International Equities

After a weak start in the run-up to the U.S. presidential election, international equities turned broadly positive in November and December 2016, bolstered by signs of continued economic growth in Europe and Asia, softening U.S. dollar strength, and expectations for accelerating U.S. export demand driven by the new presidential administration’s pro-business policy proposals. A brief pause for profit taking in January 2017 was followed by further equity market gains in February, March, and April, led by the information technology, industrials, and financials sectors.

International equity markets continued to advance during the second half of the reporting period. Successive strong corporate earnings reporting seasons bolstered investor confidence in an environment of stable economic growth and low rates of inflation. Eurozone equities were further supported by reassuringly mainstream election results in the Netherlands and France. British stocks benefited from a wave of heightened mergers-and-acquisitions activity and robust export activity. In Japan, investors responded positively to Prime Minister Shinzo Abe’s reelection, while Chinese and other Asian emerging markets were buoyed by positive economic news and stabilizing currency exchange rates.

Strong Stock Selections Bolstered Fund Returns

The fund achieved higher returns than the Index over the reporting period. These positive results were driven, in part, by carefully chosen investments in Canadian companies, including airline Air Canada, which rose sharply due to better-than-expected earnings, improved foreign exchange trends, lower costs, and increasing traffic volumes; and cable operator Cogeco Communications, which reported growing subscriber volumes. In Australia, top performers included staffing and outsourcing services provider McMillan Shakespeare, which generated improving revenues; and airline Qantas Airways, which saw increased traffic and reduced costs. In France, upscale furniture retailer Maisons du Monde

DISCUSSION OF FUND PERFORMANCE (continued)

expanded both its Internet and its brick-and-mortar presence, while Gaztransport et Technigaz, an industrial manufacturer of equipment for the transport of liquified natural gas, saw rising demand for its niche products. Other holdings that delivered notably strong returns included Japanese online apparel retailer Start Today, UK footwear maker Jimmy Choo, Swiss wealth manager Julius Baer Group, Italian asset management firm Anima Holding, and Norwegian asset manager Storebrand.

On a more negative note, the fund’s relative performance suffered due to declines in two Spanish holdings: renewable energy provider Siemens Gamesa Renewable Energy, which faced an environment of declining prices and weak demand; and telecommunications provider Euskaltel, which reported disappointing second-quarter earnings. In the United Kingdom, offshore driller Ensco was hurt by low petroleum prices. In Japan, residential condominium real estate investment firm Takara Leben experienced an earnings shortfall. Other disappointing performers included U.K. hospital operator Spire Healthcare Group and Japanese container manufacturer Rengo.

International Valuations Remain Attractive

Many parts of Europe and Asia currently are experiencing positive macroeconomic trends reinforced by improving corporate earnings. At the same time, we believe that valuations of most international small-cap stocks remain attractive compared to U.S. equities. As of the end of the reporting period, we have positioned the fund to take advantage of cyclical growth opportunities by increasing its exposure to financial stocks. We have also identified a company-specific investment opportunity in the utilities sector, leading us to increase the fund’s exposure to that sector as well. At the same time, we have trimmed the fund’s exposure to the health care and real estate sectors.

November 15, 2017

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect an undertaking for the absorption of certain fund expenses by The Dreyfus Corporation through March 1, 2018, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — The S&P Developed Ex-U.S. SmallCap Index comprises the stocks representing the lowest 15% of float-adjusted market cap in each developed country excluding the U.S. It is a subset of the S&P Global BMI, a comprehensive, rules-based index measuring global stock market performance. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. These risks are enhanced in emerging market countries. Please read the prospectus for further discussion of these risks.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus International Small Cap Fund Class A shares, Class C shares, Class I shares and Class Y shares and the S&P Developed Ex-U.S. SmallCap Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus International Small Cap Fund on 1/30/15 (inception date) to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index comprises the stocks representing the lowest 15% of float-adjusted market cap in each developed country excluding the U.S. It is a subset of the S&P Global BMI, a comprehensive, rules-based index measuring global stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 10/31/17
	Inception Date	1 Year	From Inception
Class A shares
with maximum sales charge (5.75%)	1/30/15	20.40%	9.10%
without sales charge	1/30/15	27.74%	11.46%
Class C shares
with applicable redemption charge†	1/30/15	25.88%	10.67%
without redemption	1/30/15	26.88%	10.67%
Class I shares	1/30/15	28.15%	11.78%
Class Y shares	1/30/15	28.10%	11.79%
S&P Developed Ex-U.S. Small Cap Index	1/31/15	26.36%	12.82%††

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† For comparative purposes, the value of the Index as of 1/31/15 is used as the beginning value on 1/30/15.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus International Small Cap Fund from May 1, 2017 to October 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$7.55	$11.15	$5.94	$5.72
Ending value (after expenses)	$1,140.20	$1,136.60	$1,142.00	$1,142.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$$7.12	$10.51	$5.60	$5.40
Ending value (after expenses)	$1,018.15	$1,014.77	$1,019.66	$1,019.86

† Expenses are equal to the fund’s annualized expense ratio of 1.40% for Class A, 2.07% for Class C, 1.10% for Class I and 1.06% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
October 31, 2017

Description	Shares		Value ($)
Common Stocks - 97.7%
Australia - 3.9%
Challenger	549,995		5,598,492
Evolution Mining	2,299,991		4,154,309
Iluka Resources	541,750		3,893,366
IOOF Holdings	660,692		5,440,916
McMillan Shakespeare	555,222		6,692,801
oOh!media	1,626,661		5,452,954
Webjet	426,856		3,756,989
			34,989,827
Austria - .5%
Lenzing	31,692		4,289,687
Belgium - 2.1%
bpost	219,833		6,200,792
Galapagos	127,054	[a]	12,326,819
			18,527,611
Bermuda - .4%
Golar LNG	163,668		3,458,305
Brazil - 1.0%
APERAM	172,829		9,297,954
Canada - 7.0%
Air Canada	349,922	[a]	6,932,801
Artis Real Estate Investment Trust	774,287		8,348,448
Canadian Apartment Properties REIT	273,630		7,226,241
Centerra Gold	819,185	[a]	5,562,406
Cogeco Communications	53,529		3,848,395
Entertainment One	2,809,009		10,543,157
Genworth MI Canada	215,021		6,681,801
Gran Tierra Energy	2,027,029	[a]	4,415,124
Interfor	311,705	[a]	5,073,874
Tahoe Resources	847,759		4,067,614
			62,699,861
Denmark - 1.3%
GN Store Nord	126,134		4,172,052
Royal Unibrew	134,157		7,724,016
			11,896,068
Finland - .8%
Valmet	345,807		6,706,838
France - 7.2%
Arkema	61,522		7,771,947
Atos	26,313		4,088,801
Eiffage	74,494		7,782,787
Elior Group	318,208	[b]	9,036,799

Description	Shares		Value ($)
Common Stocks - 97.7% (continued)
France - 7.2% (continued)
Gaztransport Et Technigaz	125,423		6,139,077
Maisons du Monde	190,987	[b]	8,264,802
Plastic Omnium	187,307		7,811,004
Rubis	80,428		5,047,829
Teleperformance	56,330		8,228,243
			64,171,289
Georgia - .7%
BGEO Group	139,790		6,609,544
Germany - 5.6%
Rheinmetall	72,028		8,495,055
Stroeer SE & Co.	125,035		7,996,018
TAG Immobilien	399,747		6,875,250
Talanx	146,764		5,763,848
Uniper	386,968		10,872,319
Wirecard	97,030		9,556,293
			49,558,783
Hong Kong - 1.1%
Melco International Development	3,622,000		9,912,285
Ireland - .8%
ICON	63,874	[a]	7,592,064
Israel - 1.0%
SodaStream International	138,618	[a]	8,825,808
Italy - 3.6%
A2A	2,553,542		4,387,376
Anima Holding	1,124,879	[b]	8,556,355
Maire Tecnimont	852,289		4,781,269
Societa Iniziative Autostradali e Servizi	364,063		6,195,788
Unipol Gruppo	1,761,483		7,948,916
			31,869,704
Japan - 25.5%
Azbil	91,000		3,953,564
CKD	428,700		8,377,568
DIC	205,100		7,557,882
DTS	265,100		7,915,347
en-japan	291,900		11,192,859
Haseko	502,800		7,252,029
Hiroshima Bank	758,500		6,363,915
Hitachi High-Technologies	122,200		5,067,262
Hitachi Kokusai Electric	204,700		5,643,855
Hogy Medical	94,400		6,450,798
Ichigo	1,348,800		4,768,635
Itochu Techno-Solutions	111,800		4,326,283
Japan Aviation Electronics Industry	280,000		5,082,626

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.7% (continued)
Japan - 25.5% (continued)
Japan Hotel REIT Investment	9,422		6,223,053
Kandenko	260,500		2,554,483
Matsumotokiyoshi Holdings	134,600		9,635,847
MINEBEA MITSUMI	509,100		9,232,349
Modec	145,600		3,339,561
Morinaga & Co.	129,200		7,351,691
Nippon Electric Glass	139,400		5,645,636
Nishimatsu Construction	139,600		4,198,865
Rengo	839,000		5,467,649
Sanwa Holdings	440,400		5,496,043
Sawai Pharmaceutical	118,300		6,689,847
Shikoku Electric Power	499,300		6,490,175
Sumitomo Osaka Cement	1,537,000		7,002,032
Takara Leben	1,255,700		5,731,571
THK	195,500		7,083,769
TIS	136,300		4,207,493
Tokai Carbon	499,300		4,935,695
Tokyo Seimitsu	97,700		3,840,807
Tokyo Steel Manufacturing	583,100		5,005,106
Toridoll Holdings	296,000		9,501,781
Toyo Tire & Rubber	374,400		8,409,635
Ulvac	108,300		7,610,193
Zeon	541,000		7,151,163
			226,757,067
Luxembourg - .5%
Stabilus	45,017		4,089,118
Malta - 1.1%
Kindred Group, SDR	763,376		9,747,767
Netherlands - 3.3%
ASR Nederland	160,823		6,594,178
Euronext	196,973	[b]	11,703,933
Philips Lighting	186,577	[b]	7,068,792
TomTom	360,140	[a]	4,102,797
			29,469,700
New Zealand - .3%
Z Energy	567,434		2,861,730
Norway - 1.5%
Evry	1,320,512	[b]	5,415,910
Storebrand	887,411		7,599,706
			13,015,616
Singapore - 3.5%
IGG	2,047,000		2,744,587
Mapletree Industrial Trust	5,961,100		8,483,995

Description	Shares		Value ($)
Common Stocks - 97.7% (continued)
Singapore - 3.5% (continued)
Mapletree Logistics Trust	10,719,140		9,987,021
Venture	707,100		10,110,321
			31,325,924
South Korea - .8%
Com2uS	36,882		4,391,537
Samsung Card	94,134		3,079,405
			7,470,942
Spain - 3.4%
Almirall	189,183		1,831,272
Cia de Distribucion Integral Logista Holdings	210,983		4,943,532
Enagas	185,086		5,331,722
Euskaltel	822,072	[b]	6,584,390
Hispania Activos Inmobiliarios SOCIMI	346,813		5,980,997
Merlin Properties Socimi	417,416		5,508,950
			30,180,863
Sweden - .5%
Intrum Justitia	136,776		4,793,569
Switzerland - 5.2%
Baloise Holding	30,580		4,821,565
Georg Fischer	5,063		6,237,084
IWG	2,259,540		6,464,146
Julius Baer Group	124,296	[a]	7,350,738
Landis+Gyr Group	48,054		3,275,369
OC Oerlikon	396,946	[a]	6,366,096
Oriflame Holding	178,896		6,447,107
Sulzer	40,739		5,218,708
			46,180,813
United Arab Emirates - .6%
NMC Health	137,249		5,271,727
United Kingdom - 13.0%
Auto Trader Group	986,758	[b]	4,488,659
Britvic	1,040,708		10,463,336
Cairn Energy	2,413,667	[a]	6,776,848
Cineworld Group	754,743		6,661,001
ConvaTec Group	2,293,358	[b]	5,966,940
Halma	362,015		5,683,154
IMI	365,594		5,933,564
Indivior	1,564,694	[a]	7,722,368
Jupiter Fund Management	879,655		6,945,598
Just Eat	426,647	[a]	4,419,862
Ladbrokes Coral Group	4,645,276		7,860,069
Meggitt	926,955		6,383,411

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Common Stocks - 97.7% (continued)
United Kingdom - 13.0% (continued)
Melrose Industries		2,425,110		7,082,753
Playtech		478,060		6,247,739
RPC Group		570,877		7,146,103
Spectris		210,190		7,146,566
Spire Healthcare Group		1,442,474	[b]	5,689,968
Tyman		735,250		3,339,693
				115,957,632
United States - 1.5%
iShares MSCI EAFE Small-Cap ETF		109,371		6,894,748
Nexteer Automotive Group		3,222,000	[a]	6,302,423
				13,197,171
Total Common Stocks (cost $718,198,712)				870,725,267
	Preferred Dividend Yield (%)
Preferred Stocks - .7%
Germany - .7%
Draegerwerk AG & Co. (cost $6,078,627)	0.26	54,826		6,300,187

Other Investment - .6%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $5,053,970)		5,053,970	[c]	5,053,970
Total Investments (cost $729,331,309)		99.0%		882,079,424
Cash and Receivables (Net)		1.0%		8,749,336
Net Assets		100.0%		890,828,760

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

SDR—Swedish Depository Receipts

aNon-income producing security.

bSecurity exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, these securities were valued at $72,776,548 or 8.17% of net assets.

cInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Industrials	20.0
Consumer Discretionary	15.2
Information Technology	13.6
Financials	12.1
Materials	9.9
Health Care	7.8
Real Estate	7.8
Consumer Staples	4.7
Energy	4.2
Utilities	2.4
Telecommunications	.7
Money Market Investment	.6
99.0

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Company	Value 10/31/16 ($)	Purchases ($)	Sales ($)	Value 10/31/17 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	5,094,300	219,762,114	219,802,444	5,053,970.6		34,858

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS October 31, 2017

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation ($)
Goldman Sachs International
United States Dollar	398,945	Japanese Yen	45,262,274	11/1/17	877
JP Morgan Chase Bank
United States Dollar	347,660	Japanese Yen	39,425,280	11/2/17	927
Gross Unrealized Appreciation					1,804

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	724,277,339	877,025,454
Affiliated issuers	5,053,970	5,053,970
Cash		329,851
Cash denominated in foreign currency	5,341,410	5,323,113
Receivable for investment securities sold		4,914,580
Dividends receivable		2,349,834
Receivable for shares of Beneficial Interest subscribed		239,635
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		1,804
Prepaid expenses		6,922
		895,245,163
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		777,504
Payable for investment securities purchased		3,450,059
Payable for shares of Beneficial Interest redeemed		108,928
Accrued expenses		79,912
		4,416,403
Net Assets ($)		890,828,760
Composition of Net Assets ($):
Paid-in capital		735,796,505
Accumulated undistributed investment income—net		6,013,521
Accumulated net realized gain (loss) on investments		(3,744,318)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		152,763,052
Net Assets ($)		890,828,760

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	496,396	131,139	12,280,218	877,921,007
Shares Outstanding	30,061	8,000	740,942	52,971,094
Net Asset Value Per Share ($)	16.51	16.39	16.57	16.57

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended October 31, 2017

Investment Income ($):
Income:
Cash dividends (net of $1,879,123 foreign taxes withheld at source):
Unaffiliated issuers	16,401,706
Affiliated issuers	34,858
Total Income	16,436,564
Expenses:
Investment advisory fee—Note 3(a)	7,646,058
Custodian fees—Note 3(c)	211,246
Professional fees	112,668
Trustees’ fees and expenses—Note 3(d)	76,730
Registration fees	71,706
Loan commitment fees—Note 2	18,282
Prospectus and shareholders’ reports	7,358
Shareholder servicing costs—Note 3(c)	6,390
Interest expense—Note 2	2,945
Distribution fees—Note 3(b)	863
Miscellaneous	56,202
Total Expenses	8,210,448
Less—reduction in expenses due to undertaking—Note 3(a)	(85)
Less—reduction in fees due to earnings credits—Note 3(c)	(1,292)
Net Expenses	8,209,071
Investment Income—Net	8,227,493
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	56,466,287
Net realized gain (loss) on forward foreign currency exchange contracts	38,535
Net Realized Gain (Loss)	56,504,822
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	123,835,490
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	14,200
Net Unrealized Appreciation (Depreciation)	123,849,690
Net Realized and Unrealized Gain (Loss) on Investments	180,354,512
Net Increase in Net Assets Resulting from Operations	188,582,005

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2017	2016
Operations ($):
Investment income—net	8,227,493	8,487,656
Net realized gain (loss) on investments	56,504,822	(46,691,280)
Net unrealized appreciation (depreciation) on investments	123,849,690	41,603,505
Net Increase (Decrease) in Net Assets Resulting from Operations	188,582,005	3,399,881
Distributions to Shareholders from ($):
Investment income—net:
Class A	(8,998)	(3,188)
Class C	(800)	-
Class I	(61,181)	(22,468)
Class Y	(12,032,623)	(5,036,813)
Total Distributions	(12,103,602)	(5,062,469)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	156,427	79,490
Class I	18,684,529	5,869,979
Class Y	135,336,956	322,577,590
Distributions reinvested:
Class A	7,462	2,639
Class I	43,832	6,087
Class Y	3,174,915	1,212,933
Cost of shares redeemed:
Class A	(383,158)	(132,448)
Class I	(10,990,359)	(5,960,375)
Class Y	(180,933,940)	(341,260,028)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(34,903,336)	(17,604,133)
Total Increase (Decrease) in Net Assets	141,575,067	(19,266,721)
Net Assets ($):
Beginning of Period	749,253,693	768,520,414
End of Period	890,828,760	749,253,693
Undistributed investment income—net	6,013,521	9,691,389

	Year Ended October 31,
	2017	2016
Capital Share Transactions (Shares):
Class A
Shares sold	10,903	6,132
Shares issued for distributions reinvested	587	199
Shares redeemed	(24,152)	(10,459)
Net Increase (Decrease) in Shares Outstanding	(12,662)	(4,128)
Class Ia
Shares sold	1,280,603	453,372
Shares issued for distributions reinvested	3,449	459
Shares redeemed	(767,469)	(461,803)
Net Increase (Decrease) in Shares Outstanding	516,583	(7,972)
Class Ya
Shares sold	9,380,862	25,650,359
Shares issued for distributions reinvested	249,797	91,404
Shares redeemed	(13,295,712)	(26,682,814)
Net Increase (Decrease) in Shares Outstanding	(3,665,053)	(941,051)

a  During the period ended October 31, 2017, 420,666 Class Y shares representing $6,139,912 were exchanged for 420,684 Class I shares and during the period ended October 31, 2016, 287,942 Class Y shares representing $3,717,455 were exchanged for 288,000 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2017	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	13.12	13.26	12.50
Investment Operations:
Investment income—net[b]	.12	.09	.11
Net realized and unrealized gain (loss) on investments	3.46	(.16)	.65[c]
Total from Investment Operations	3.58	(.07)	.76
Distributions:
Dividends from investment income―net	(.19)	(.07)	–
Net asset value, end of period	16.51	13.12	13.26
Total Return (%)[d]	27.74	(.54)	6.08[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.41	1.44	1.71[f]
Ratio of net expenses to average net assets	1.40	1.40	1.40[f]
Ratio of net investment income to average net assets	.84	.71	1.15[f]
Portfolio Turnover Rate	88.11	117.57	97.46[e]
Net Assets, end of period ($ x 1,000)	496	561	621

a From January 30, 2015 (commencement of operations) to October 31, 2015.
b Based on average shares outstanding.
c In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.
d Exclusive of sales charge.
e Not annualized.
f Annualized.

See notes to financial statements.

	Year Ended October 31,
Class C Shares	2017	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	13.02	13.18	12.50
Investment Operations:
Investment income (loss)—net[b]	.01	(.00)[c]	.02
Net realized and unrealized gain (loss) on investments	3.46	(.16)	.66[d]
Total from Investment Operations	3.47	(.16)	.68
Distributions:
Dividends from investment income―net	(.10)	-	–
Net asset value, end of period	16.39	13.02	13.18
Total Return (%)[e]	26.88	(1.21)	5.44[f]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.09	2.12	2.88[g]
Ratio of net expenses to average net assets	2.09	2.12	2.15[g]
Ratio of net investment income (loss) to average net assets	.07	(.02)	.23[g]
Portfolio Turnover Rate	88.11	117.57	97.46[f]
Net Assets, end of period ($ x 1,000)	131	104	105

a From January 30, 2015 (commencement of operations) to October 31, 2015.
b Based on average shares outstanding.
c Amount represents less than $.01 per share.
d In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.
e Exclusive of sales charge.
f Not annualized.
g Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I Shares	2017	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	13.16	13.28	12.50
Investment Operations:
Investment income—net[b]	.13	.15	.12
Net realized and unrealized gain (loss) on investments	3.51	(.18)	.66[c]
Total from Investment Operations	3.64	(.03)	.78
Distributions:
Dividends from investment income―net	(.23)	(.09)	–
Net asset value, end of period	16.57	13.16	13.28
Total Return (%)	28.15	(.23)	6.24[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.12	1.12	1.26[e]
Ratio of net expenses to average net assets	1.12	1.12	1.15[e]
Ratio of net investment income to average net assets	.91	1.16	1.32[e]
Portfolio Turnover Rate	88.11	117.57	97.46[d]
Net Assets, end of period ($ x 1,000)	12,280	2,952	3,086

a From January 30, 2015 (commencement of operations) to October 31, 2015.

b Based on average shares outstanding.

c In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

d Not annualized.

e Annualized.

See notes to financial statements.

	Year Ended October 31,
Class Y Shares	2017	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	13.17	13.28	12.50
Investment Operations:
Investment income—net[b]	.16	.14	.12
Net realized and unrealized gain (loss) on investments	3.47	(.16)	.66[c]
Total from Investment Operations	3.63	(.02)	.78
Distributions:
Dividends from investment income―net	(.23)	(.09)	–
Net asset value, end of period	16.57	13.17	13.28
Total Return (%)	28.10	(.16)	6.24[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.07	1.09	1.22[e]
Ratio of net expenses to average net assets	1.07	1.09	1.15[e]
Ratio of net investment income to average net assets	1.08	1.07	1.30[e]
Portfolio Turnover Rate	88.11	117.57	97.46[d]
Net Assets, end of period ($ x 1,000)	877,921	745,636	764,708

a From January 30, 2015 (commencement of operations) to October 31, 2015.

b Based on average shares outstanding.

c In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

d Not annualized.

e Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus International Small Cap Fund (the “fund”) is a separate diversified series of Dreyfus Stock Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. The Boston Company Asset Management, LLC (“TBCAM”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2017, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 8,000 Class A shares and all of the outstanding Class C shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2017 in valuing the fund’s investments:

	Level 1- Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Foreign Common Stocks	863,830,519	–	–	863,830,519
Equity Securities - Foreign Preferred Stocks	6,300,187	–	–	6,300,187
Exchange- Traded Fund	6,894,748	–	–	6,894,748
Registered Investment Company	5,053,970	–	–	5,053,970
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†	–	1,804	–	1,804

† Amount shown represents unrealized appreciation at period end.

At October 31, 2017, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually

NOTES TO FINANCIAL STATEMENTS (continued)

received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2017, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended October 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $16,248,726, undistributed capital gains $357,640 and unrealized appreciation $138,425,889.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2017 and October 31, 2016 were as follows: ordinary income $12,103,602 and $5,062,469, respectively.

During the period ended October 31, 2017, as a result of permanent book to tax differences, primarily due to the tax treatment for passive foreign investment companies and foreign currency gains and losses, the fund increased accumulated undistributed investment income-net by $198,241 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2017 was approximately $184,700 with a related weighted average annualized interest rate of 1.59%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1.00% of the

NOTES TO FINANCIAL STATEMENTS (continued)

value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from November 1, 2016 through March 1, 2018, to waive receipt of its fees and/or assume the expenses of the fund, so that the expenses of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.15% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $85 during the period ended October 31, 2017.

Pursuant to a sub-investment advisory agreement between Dreyfus and TBCAM, TBCAM serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. Dreyfus pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2017, Class C shares were charged $863 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2017, Class A and Class C shares were charged $1,610 and $288, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2017, the fund was charged $2,620 for transfer agency services and $99 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $99.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2017, the fund was charged $211,246 pursuant to the custody agreement. These fees were offset by earnings credits of $1,193.

During the period ended October 31, 2017, the fund was charged $11,224 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $751,396, Distribution Plan fees $83, Shareholder Services Plan fees $138, custodian fees $18,568, Chief Compliance Officer fees $6,538 and transfer agency fees $796, which are offset against an expense reimbursement currently in effect in the amount of $15.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended October 31, 2017, amounted to $671,102,955 and $717,483,139, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2017 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at October 31, 2017 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At October 31, 2017, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	1,804	-
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	1,804	-
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	1,804	-

The following table presents derivative assets net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2017:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Goldman Sachs International	877		-	-	877
JP Morgan Chase Bank	927		-	-	927
Total	1,804		-	-	1,804

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS (continued)

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2017:

Average Market Value ($)
Forward contracts	8,155,776

At October 31, 2017, the cost of investments for federal income tax purposes was $743,668,472; accordingly, accumulated net unrealized appreciation on investments inclusive of derivatives contracts was $138,412,756 consisting of $170,953,017 gross unrealized appreciation and $32,540,261 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus International Small Cap Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments, investments in affiliated issuers, and forward foreign currency exchange contracts, of Dreyfus International Small Cap Fund (one of the series comprising Dreyfus Stock Funds) (the Fund) as of October 31, 2017, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus International Small Cap Fund at October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods in conformity with U.S. generally accepted accounting principles.

New York, New York
December 28, 2017

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended October 31, 2017:

- the total amount of taxes paid to foreign countries was $1,742,823

- the total amount of income sourced from foreign countries was $17,749,670

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2017 calendar year with Form 1099-DIV which will be mailed in early 2018.

For the fiscal year ended October 31, 2017, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $12,103,602 represents the maximum amount that may be considered qualified dividend income.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on October 30-31, 2017, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which The Boston Company Asset Management, LLC (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), for the one- and two-year periods ended September 30, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus, its affiliates and/or the Subadviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for the periods shown. Dreyfus also provided a comparison of the fund’s 2016 calendar year total return to the return of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians.

The Dreyfus representatives stated that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until March 1, 2018, so that annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.15% of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus. The Board also took into consideration that the Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fees paid to Dreyfus and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

other interactions with Dreyfus and its affiliates and the Subadviser, of Dreyfus and the Subadviser and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (2003)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 126

———————

Joni Evans (75)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-present)

• Principal, Joni Evans Ltd. (publishing) (2006-present)

No. of Portfolios for which Board Member Serves: 21

———————

Joan Gulley (70)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014)

• Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 52

———————

Ehud Houminer (77)

Board Member (2003)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia

University (1992-present)

Trustee, Ben Gurion University

Other Public Company Board Memberships During Past 5 Years:

•  Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 52

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Hans C. Mautner (79)

Board Member (2003)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1978-present)

No. of Portfolios for which Board Member Serves: 21

———————

Robin A. Melvin (54)

Board Member (2003)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 98

———————

Burton N. Wallack (66)

Board Member (2006)

Principal Occupation During Past 5 Years:

• President and Co-owner of Wallack Management Company, a real estate management company (1987-present)

No. of Portfolios for which Board Member Serves: 21

———————

Benaree Pratt Wiley (71)

Board Member (2003)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 81

———————

INTERESTED BOARD MEMBER

Gordon J. Davis (76)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 53

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

William Hodding Carter III, Emeritus Board Member
Arnold S. Hiatt, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 126 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (63 investment companies, comprised of 151 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 145 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

For More Information

Dreyfus International Small Cap Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

The Boston Company Asset
Management LLC
BNY Mellon Center
One Boston Place
Boston, MA 02108

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DYAPX Class C: DYCPX Class I: DYIPX Class Y: DYYPX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 4006AR1017

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC”).   Ehud Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $45,625 in 2016 and $46,766 in 2017.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were (a) of this Item 4 were $6,430 in 2016 and $11,039 in 2017.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $7,366 in 2016 and $6,551 in 2017.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $16 in 2016 and $18 in 2017.  These services included a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2016 and $0 in 2017.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $20,423,084 in 2016 and $32,905,415 in 2017.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Stock Funds

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    December 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    December 21, 2017

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    December 21, 2017

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)